                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  Esoft, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [ ]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

        -----------------------------------------------------------------------

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

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
                                  eSOFT, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         To Be Held on December 4, 1998


TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of eSoft, Inc. ("eSoft" or the "Company"), a Delaware corporation, will be held on Friday, December 4, 1998, at 10:00 AM, Mountain Standard Time, at the Marriott Courtyard Hotel located at 4710 Pearl East Circle, Boulder, Colorado, for the following purposes:

     1. To adopt an amendment to Article 4 of the Company's Certificate of Incorporation to authorize 5,000,000 shares of preferred stock, with certain terms and conditions of such preferred stock to be determined in the future by the board of directors.

     2. To adopt an amendment to Article 7 of the Company's Certificate of Incorporation and Article II of the Company's Bylaws to prevent stockholders from taking action by written consent in lieu of a vote at a stockholders' meeting.

     3. To adopt an amendment to Article 11 of the Company's Certificate of Incorporation and Article X of the Company's Bylaws to provide that the Bylaws may only be amended by the stockholders upon the vote of at least two-thirds of the Company's outstanding voting stock.

     4. To adopt an amendment to Article II of the Company's Bylaws to eliminate the right of stockholders to call a special meeting of stockholders.

     5. To adopt an amendment to Article III of the Company's Bylaws to institute a classified board of directors with staggered terms.

     6. To approve certain amendments to the Company's 1998 Stock Option Plan.

     7. To approve the private placement and issuance of the shares subscribed by Philip Becker dated March 14, 1998 as required by the Vancouver Stock Exchange.

     8. To transact such other items of business as may properly come before the meeting, or any adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only stockholders of record at the close of business on November 4, 1998, are entitled to notice of and to vote at the Special Meeting and any adjournment thereof. The Company's stock transfer books will not be closed. A complete list of the stockholders entitled to vote at the Special Meeting will be open to the examination of any stockholder, for any purpose germane to the Special Meeting, during ordinary business hours for a period of ten days prior to the date of the Special Meeting at the offices of the Company at 5335 Sterling Drive, Suite C, Boulder, Colorado 80301 and at the time and place of the Special Meeting.

        All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. Any stockholder attending the Special Meeting may vote in person even if he or she has returned a proxy.



                                      Sincerely,



                                      Thomas R. Tennessen
                                      Secretary


October , 1998
                                  eSOFT, INC.
                          5335 STERLING DRIVE, SUITE C
                            BOULDER, COLORADO 80301
                                 (303) 444-1600


             -----------------------------------------------------



                                PROXY STATEMENT



             -----------------------------------------------------


         This Proxy Statement and the enclosed Proxy are solicited on behalf of eSoft, Inc. ("eSoft" or the "Company") for use at the Special Meeting of Stockholders (the "Special Meeting") to be held on Friday, December 4, 1998, at 10:00 AM, Mountain Standard Time, at Marriott Courtyard located at 4710 Pear East Cir. Boulder, Co, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at the Marriott Courtyard Hotel at 4710 Pearl East Circle, Boulder, Colorado.

         The total cost of soliciting proxies will be borne by the Company. The Company has engaged the firm of Trust Company of Bank of Montreal as proxy solicitors. The fee to such firm for solicitation services is estimated to be $3,500.00, plus reimbursement of out-of-pocket expenses. In addition, proxies may be solicited by officers and regular employees of the Company, without extra remuneration, by personal interviews, telephone and by electronic means. It is anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will forward soliciting material to beneficial owners of shares entitled to vote on the matters presented at the Special Meeting, and such persons will be reimbursed for the out-of-pocket expenses incurred by them in this connection.

         These proxy solicitation materials were first mailed on or about November 4, 1998, to all stockholders entitled to vote at the Special Meeting.

RECORD DATE AND VOTING SECURITIES

         Only holders of the Company's Common Stock, $.01 par value (the "Common Stock"), as of the close of business on November 4, 1998 (the "Record Date"), are entitled to notice of and to vote at the Special Meeting. On the Record Date, there were outstanding 6,746,002 shares of Common Stock, which constituted all of the outstanding voting securities of the Company. Each share of Common Stock is entitled to one vote on all matters presented at the Special Meeting. There is no cumulative voting. The presence of a majority of the votes represented by the Common Stock is required to constitute a quorum. The affirmative vote of a majority of the total number of shares of Common Stock outstanding on the Record Date is necessary for the approval of the proposals to amend the Company's Certificate of Incorporation and Bylaws, other than the proposal to increase the stockholder voting requirement for future amendments to the Company's Certificate of Incorporation and Bylaws, which requires the affirmative vote of the holders of two-thirds of the shares of Common Stock outstanding on the Record Date. The affirmative vote of a majority of the number of shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote is necessary for the approval of the proposal to amend the Company's equity incentive plan and to approve the private placement of shares to Philip Becker. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the vote cast on proposals presented to the shareholders and thus have the same effect as a negative vote, whereas broker non-votes are not tabulated for any purpose in determining whether a proposal has been approved.

         A list of the shareholders entitled to vote on the matters presented at the Special Meeting may be examined at the Company's principal executive offices, which are located at 5335 Sterling Drive, Suite C, Boulder, Colorado 80301, during the ten-day period preceding the Special Meeting.

VOTING PROCEDURES

         If the enclosed Proxy is properly executed and returned, the shares of Common Stock represented thereby will be voted in the manner specified. If no specification is made on the Proxy, then the shares shall be voted in accordance with the recommendations of the Board of Directors. A proxy may be revoked by a stockholder at any time prior to the exercise thereof by written notice to the Secretary of the Company, by submission of any other Proxy bearing later date or by attending the Special Meeting and voting in person.

         The enclosed Proxy will also be voted in connection with the transaction of such other business as may properly come before the Special Meeting or any adjournment thereof. Management knows of no other matters other than the matters set forth above to be considered at the Special Meeting. If, however, any other matters properly come before the Special Meeting or any adjournment thereof, the persons named in the accompanying Proxy will vote such Proxy in accordance with his best judgment on such matter. The persons named in the accompanying Proxy will also, if in their judgment it is deemed to be advisable, vote to adjourn the Special Meeting from time to time.

         Only those Proxies that are properly executed and received by 9:00 AM Mountain Standard Time on December 4, 1998 will be voted at the Special Meeting.


      AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION AND BYLAWS
                          (PROPOSAL NOS. 1 THROUGH 5)


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF
                             PROPOSALS 1 THROUGH 5.


GENERALLY

         Proposals Nos. 1 through 5 involve what are commonly known as anti-takeover measures. Delaware law permits a corporation significant flexibility in governing its internal affairs and its relationships with shareholders and other parties. Specifically, Delaware law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to hostile takeover attempts. The over-all effect of the following proposal is to render more difficult the accomplishment of undesired mergers, tender offers or proxy contests, the assumption of control by an undesired principal stockholder or stockholder group, and the removal of current management and Board of Directors.

ADVANTAGES OF ANTI-TAKEOVER PROVISIONS

         Anti-takeover provisions allow the Board of Directors flexibility to more carefully evaluate, plan and engage in transactions that will effect the Company, its management and its stockholders. This will aid the Board of Directors to obtain maximum value for the Company and its stockholders, with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets. Takeover attempts that not have been so considered may seriously disrupt the business and management of the Company and result in terms which may be less favorable to stockholders than otherwise may have been obtained.

DISADVANTAGE OF ANTI-TAKEOVER PROVISIONS

         Although anti-takeover measures allow flexibility to carefully consider various types of significant corporate events, they also restrict flexibility in some manners. For instance, such measures may discourage a future attempt to acquire the control of the Company which a substantial or majority of the stockholders feel to be in their best interests. Certain measures may also make it more difficult for a majority of the stockholders to alter the composition of the Board of Directors or incumbent management. Anti-takeover measures may also make a proxy contest less effective as a means of replacing various or all members of the Board of Directors. In a worst case scenario, the strengthened tenure of the Board of Directors may enable the Board of Directors to thwart or ignore the majority will of the stockholders.

PROPOSED AMENDMENTS

         On September 18, 1998, the Board of Directors adopted resolutions proposing that the Certificate of Incorporation and Bylaws be amended as set forth in Proposal Nos. 1 through 5. Such amendments are not in response to any known or suspected takeover attempt. The Certificate of Incorporation and Bylaws do not currently contain any such measures, largely as a result of restrictions placed on the Company by the rules of the Vancouver Stock Exchange, on which the Company's Common Stock was listed until September 9, 1998. However, the Board of Directors desires to provide itself the flexibility to carefully consider any such attempts. The Board of Directors further note the disadvantages of anti-takeover measures, but also note that, under Delaware law, a board of directors always has a fiduciary duty to act in the best interests of the stockholders. The Board of Directors feels that this duty offsets to a large extent the disadvantages of anti-takeover measures.

         Copies of the Certificate of Incorporation and Bylaws, as each is proposed to be amended, are attached hereto as Exhibit A and Exhibit B, respectively.


      AMENDMENT TO ARTICLE 4 OF THE COMPANY'S CERTIFICATE OF INCORPORATION
                                (PROPOSAL NO. 1)


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF
   THE AMENDMENT TO ARTICLE 4 OF THE COMPANY'S CERTIFICATE OF INCORPORATION.


PROPOSED AMENDMENT

         Under Article 4 of the Company's Certificate of Incorporation, the Company's capital stock currently consists of 50,000,000 shares of Common Stock, with a par value of $.01 per share. On September 18, 1998, the Board of Directors adopted a resolution proposing that Article 4 of the Certificate of Incorporation be amended to authorize the Company to issue an additional 5,000,000 shares of preferred stock, with a par value of $.01 per share (the "Preferred Stock"). The proposed amendment will give to the Board of Directors the authority to determine or alter the rights, preferences, privileges and restrictions to be granted to or imposed upon any wholly unissued series of Preferred Stock, to fix the number of shares constituting any such series and to determine the designation of the series of Preferred Stock (collectively, the "Preferred Stock Amendment").

PURPOSES AND EFFECTS OF THE PREFERRED STOCK AMENDMENT

         The Preferred Stock Amendment [is not intended as an anti-takeover device and] would have been implemented earlier if not for restrictions placed on the Company by the rules of the Vancouver Stock Exchange. The Preferred Stock Amendment will greatly facilitate the Company's efforts to raise additional capital in the future and the ability to issue Preferred Stock rather than Common Stock will provide the Company with more financing flexibility. The Board of Directors may authorize the issuance of Preferred Stock in connection with various corporate transactions, including corporate partnering agreements. The Board of Directors may also authorize the issuance of Preferred Stock for the purpose of adopting a shareholder rights plan.

STOCKHOLDER APPROVAL OF PREFERRED STOCK AMENDMENT AND IMPLEMENTATION

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for approval of the proposed Preferred Stock Amendment. If the Preferred Stock Amendment is adopted by the required vote of the Company's stockholders, it will become effective when the Certificate of Amendment to the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. The Company currently anticipates that this filing will be made on December 7, 1998.

      AMENDMENT TO ARTICLE 7 OF THE COMPANY'S CERTIFICATE OF INCORPORATION
                     AND ARTICLE II OF THE COMPANY'S BYLAWS
                                (PROPOSAL NO. 2)


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF
    THE AMENDMENT TO ARTICLE 7 OF THE COMPANY'S CERTIFICATE OF INCORPORATION
                    AND ARTICLE II OF THE COMPANY'S BYLAWS.


PROPOSED AMENDMENT

         Article II of the Company's Bylaws currently allows the stockholders to effect any action required or permitted to be taken by the stockholders of the Company without a meeting, without prior notice and without a vote if a consent in writing, setting forth the action so taken, is signed by all the stockholders entitled to vote. The Company's Certificate of Incorporation does not have any provision regarding actions by written consent of stockholders. On September 18, 1998, the Board of Directors adopted a resolution proposing that
Article 7 of the Certificate of Incorporation and Article II of the Bylaws be amended to prevent stockholders from taking action by written consent in lieu of a vote at a stockholders' meeting (the "Written Consent Amendment").

PURPOSES AND EFFECTS OF THE WRITTEN CONSENT AMENDMENT

         Elimination of such stockholder written consents may lengthen the amount of time required to take stockholder actions, as actions by written consent pursuant to the current Bylaws are not subject to a minimum notice requirement as are stockholders' meetings. However, the elimination of stockholder written consents will a prevent controlling stockholder or group of stockholders from amending the Bylaws or removing members of the Board of Directors without calling a special meeting of the stockholders and waiting the notice periods determined by the Board of Directors pursuant to the Bylaws. By requiring the actions to be taken at meetings, this will ensure that stockholders will have sufficient time to weigh the arguments presented by both sides in connection with any contested stockholder vote.

STOCKHOLDER APPROVAL OF WRITTEN CONSENT AMENDMENT AND IMPLEMENTATION

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for approval of the proposed Written Consent Amendment. If the Written Consent Amendment is adopted by the required vote of the Company's stockholders, it will become effective when the Certificate of Amendment to the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. The Company currently anticipates that this filing will be made on December 7, 1998.


     AMENDMENT TO ARTICLE 11 OF THE COMPANY'S CERTIFICATE OF INCORPORATION
                     AND ARTICLE X OF THE COMPANY'S BYLAWS
                                (PROPOSAL NO. 3)


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF
   THE AMENDMENT TO ARTICLE 11 OF THE COMPANY'S CERTIFICATE OF INCORPORATION
                     AND ARTICLE X OF THE COMPANY'S BYLAWS.


PROPOSED AMENDMENT

         Article 11 of the Certificate of Incorporation and Article X of the Bylaws currently allow shareholders to amend the Bylaws upon a majority vote of the stockholders. On September 18, 1998, the Board of Directors adopted a resolution proposing that Article 11 of the Certificate of Incorporation and
Article X of the Bylaws be amended to require a two-thirds vote of stockholders to amend the Bylaws (the "Two-Thirds Amendment").

PURPOSES AND EFFECTS OF THE TWO-THIRDS AMENDMENT

         By requiring a two-thirds vote of the stockholders to amend the Bylaws, the Board of Directors feels that the it will be more difficult for a principal shareholder or shareholder group to amend the Bylaws to facilitate an takeover attempt.

STOCKHOLDER APPROVAL OF TWO-THIRDS AMENDMENT AND IMPLEMENTATION

         The affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock is required for approval of the proposed Two-Thirds Amendment. If the Two-Thirds Amendment is adopted by the required vote of the Company's stockholders, it will become effective when the Certificate of Amendment to the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. The Company currently anticipates that this filing will be made on December 7, 1998.


                AMENDMENT TO ARTICLE II OF THE COMPANY'S BYLAWS
        TO ELIMINATE THE RIGHT OF STOCKHOLDERS TO CALL A SPECIAL MEETING
                                (PROPOSAL NO. 4)


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF
        THE AMENDMENT TO ARTICLE II OF THE COMPANY'S BYLAWS TO ELIMINATE
              THE RIGHT OF STOCKHOLDERS TO CALL A SPECIAL MEETING.

PROPOSED AMENDMENT

         Article II of the Bylaws currently allows a special meeting of the Company's stockholders to be called by the president or secretary of the Company at the written request of majority of the voting stockholders. On September 18, 1998, the Board of Directors adopted a resolution proposing that
Article II of the Bylaws be amended to eliminate the right of stockholders to call a special meeting of stockholders (the "Special Meeting Amendment").

PURPOSES AND EFFECTS OF THE SPECIAL MEETING AMENDMENT

         A common tactic of bidders attempting a takeover is to initiate a proxy contest by calling a special meeting. By eliminating such a right, expensive proxy contests may be avoided outside the context of the Company's annual meeting. Moreover, the Board of Directors may still call special meetings of the stockholders when issues arise for which stockholders guidance is required.

STOCKHOLDER APPROVAL OF SPECIAL MEETING AMENDMENT AND IMPLEMENTATION

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for approval of the proposed Special Meeting Amendment. If the Special Meeting Amendment is adopted by the required vote of the Company's stockholders, it will become effective when the Certificate of Amendment to the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. The Company currently anticipates that this filing will be made on December 7, 1998.

                AMENDMENT TO ARTICLE III OF THE COMPANY'S BYLAWS
                  TO INSTITUTE A CLASSIFIED BOARD OF DIRECTORS
                                (PROPOSAL NO. 5)


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF
             THE AMENDMENT TO ARTICLE III OF THE COMPANY'S BYLAWS.

PROPOSED AMENDMENTS

         Article III of the Bylaws currently does not provide for a classified board of directors. On September 18, 1998, the Board of Directors adopted a resolution proposing that Article III of the Bylaws be amended to institute a classified Board of Directors, with members of each class to be elected each year for a maximum term of three years (the "Classified Board Amendment").

PURPOSES AND EFFECTS OF THE CLASSIFIED BOARD AMENDMENT

         A classified Board of Directors deters what is commonly called a "creeping acquisition" in which a person or group seeks to acquire: (i) a controlling position without paying a control premium to the selling stockholders; (ii) a position sufficient to exert control over the Company through a proxy contest or otherwise; or (iii) a block of stock with the intention to promote a sale or liquidation or a repurchase by the Company of the block at a premium, or an exchange of the block for assets of the Company. A classified Board of Directors makes it significantly more difficult for such a person to control or influence the Company by replacing member of the Board of Directors.

         If the Classified Board Amendment is approved, the Board of Directors would be divided into three classes of directors as nearly equal in number as possible, designated Class I, Class II and Class III. Approximately one-third of the directors would be elected at the annual meeting of shareholders each year to serve for a term of three years. The Classified Board Proposal provides that if the number of directors is changed, any increase or decrease will be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible. Directors will hold office until the annual meeting of shareholders in the year in which such director's term expires and until such director's successor is elected, subject to prior death, resignation, retirement, disqualification or removal from office of such director. Any director of any class elected by the directors to fill a vacancy as a result of an increase in the number of directors will, however, only hold office until the next annual meeting of shareholders of the Corporation at which directors are elected. In no case will a decrease in the number of directors shorten the term of office of any incumbent director.

         The current members of the Company's Board of Directors are Philip Becker, Regis Frank, Michael Johnson and Richard Rice. If the Classified Board Proposal is approved, the Board of Directors will designate Mr. Frank as a Class I director to serve until the 1999 Annual Meeting of Shareholders, Mr. Johnson as a Class II director to serve until the 2000 Annual Meeting of Shareholders and Messrs. Becker and Rice as Class III directors to serve until the 2001 Annual Meeting of Shareholders. The Classified Board Proposal would thus result in the Board's extending Mr. Johnson's term of by one year and the term of office of Messrs. Becker and Rice by two years. In addition, only one director would be elected by the shareholders at the 1999 Annual Meeting of Shareholders. At each annual meeting thereafter, successors to the class of directors whose term expires at that annual meeting would be elected for a three-year term.

STOCKHOLDER APPROVAL OF CLASSIFIED BOARD AMENDMENT AND IMPLEMENTATION

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for approval of the proposed Classified Board Amendment. If the Classified Board Amendment is adopted by the required vote of the Company's stockholders, it will become effective when the Certificate of Amendment to the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. The Company currently anticipates that this filing will be made on December 7, 1998.

                     AMENDMENT TO CERTAIN PROVISIONS OF THE
                          COMPANY'S STOCK OPTION PLAN
                                (PROPOSAL NO. 6)


            THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THE APPROVAL
                   OF THE AMENDMENT TO THE STOCK OPTION PLAN


         In February 1998, the Board of Directors, with stockholder approval, amended the Company's Stock Option Plan (the "Stock Plan") to comply with restrictions imposed by rules of the Vancouver Stock Exchange. At December 31, 1997, there were 900,000 shares of Common Stock authorized for issuance under the Stock Plan.

         At October 31, 1998, options (net of canceled or expired options) covering an aggregate of 993,500 shares of Common Stock had been granted under the Stock Plan, and 0 shares remained available for future grant under the Stock Plan, plus those shares, if any, that might in the future be returned to the plan as a result of the cancellation or expiration of options.

         On September 18, 1998, the Board of Directors approved the amendment, restatement and renaming of the Stock Plan to the Equity Incentive Plan (the "Amended Stock Plan"), subject to stockholder approval, to enhance the flexibility of the Board and the Compensation Committee in granting stock awards to the Company's employees, consultants and non-employee directors now that the Company is no longer listed on the Vancouver Stock Exchange. The amendment and restatement increases the number of shares authorized for issuance under the Stock Plan by 800,000 shares, from a total of 900,000 shares of Common Stock to 1,700,000 shares of Common Stock. The amendment and restatement also reflects certain other changes to the Stock Plan, which are reflected in the summary of the Amended Stock Plan that appears below. The Board approved the amendment and restatement of the Amended Stock Plan to ensure that the Company can continue to grant stock awards to employees, consultants and non-employee directors at levels determined appropriate by the Board and the Compensation Committee. A summary of the Amended Stock Plan is set forth below:

GENERAL

         The Amended Stock Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock (collectively, "stock awards") and supplemental bonuses to compensate stock award recipients for the income tax liabilities associated with nonstatutory stock option and restricted stock grants. Incentive stock options granted under the Amended Stock Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Amended Stock Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the stock awards.

PURPOSE

         The Amended Stock Plan was adopted to attract and retain directors, officers, other employees and consultants of the Company and its subsidiaries and to provide such persons with incentives to continue in the long-term service of the Company and to create in such persons with incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value. All of the Company's approximately 31 employees are eligible to participate in the Amended Stock Plan requiring a 7 month cliff vesting of the option.

ADMINISTRATION

         The Board of Directors has delegated the administration of the Amended Stock Plan to the Company's Compensation Committee, which is a committee consisting of two non-employee directors of the Company. The Plan Committee has the power to construe and interpret the Amended Stock Plan and, subject to the provisions of the Amended Stock Plan, to determine the persons to whom and the dates on which stock awards will be granted, whether a stock award will be an incentive stock option, nonstatutory stock option, grant of restricted stock or a combination of the foregoing, the number of shares to be subject to each stock award, and the provisions of each stock award granted (which need not be identical), including the time or times during the term of each stock award within which all or a portion of such stock award may be exercised, the exercise price and the type of consideration. As used herein with respect to the Amended Stock Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

         Regulations under Section 162(m) of the Code require that the directors who serve as members of the Compensation Committee must be "outside directors." The Amended Stock Plan provides that directors serving on the Compensation Committee will also be "outside directors" within the meaning of
Section 162(m). This limitation excludes from the Compensation Committee (i) current employees of the Company, (ii) former employees of the Company receiving compensation for past services (other than benefits under a tax-qualified retirement plan) during the year, (iii) current and former officers of the Company, and (iv) directors currently receiving direct or indirect remuneration from the Company in any capacity (other than as a director). Remuneration is received (a) if it is paid directly to the director personally or to an entity in which the director has a beneficial ownership interest greater than fifty percent, or (b) if more than a de minimis amount was paid in the Company's preceding taxable year to an entity in which the director has a beneficial ownership interest of at least five percent or by which the director is employed or self-employed other than as a director.

ELIGIBILITY

         Equity incentive stock options may be granted under the Amended Stock Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors and consultants are eligible to receive stock awards other than incentive stock options under the Amended Stock Plan. The Company estimates that approximately 37 employees and consultants (including officers) and 2 directors are currently eligible to participate in the Amended Stock Plan.

         No incentive stock option may be granted under the Amended Stock Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year after 1997 (under all such plans of the Company and its affiliates) may not exceed $100,000.

STOCK SUBJECT TO THE AMENDED STOCK PLAN

         If stock awards granted under the Amended Stock Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such stock awards again becomes available for issuance under the Amended Stock Plan.

TERMS OF STOCK AWARDS

         The following is a description of the permissible terms of stock awards under the Amended Stock Plan. Individual stock award grants may be more restrictive as to any or all of the permissible terms described below.

         Exercise Price; Payment. The exercise price of incentive stock options under the Amended Stock Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above) may not be less than 110% of such fair market value. If options are granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m). See "Federal Income Tax Information." At October 27, 1998, the closing price of the Company's Common Stock as reported on the Nasdaq Small Cap Market was $4.25 per share.

         The Board has the authority to reprice any options outstanding and to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. To the extent required by Section 162(m), an option repriced under the Amended Stock Plan is deemed to be canceled and a new option granted.

         The exercise price of options granted under the Amended Stock Plan must be paid either: (a) in cash in the form of currency or check or other cash equivalent acceptable to the Company; (b) at the discretion of the Board, (i) by delivery of shares of Common Stock that are already owned by the optionee and have a fair market value at the time of exercise that is equal to the exercise price, (ii) by delivery of shares of Common Stock with respect to which a stock option is exercised, (c) a recourse promissory note in favor of the Company, (d) any other legal consideration that the Board may deem appropriate, and (e) any combination of the foregoing.

         Vesting. Options granted under the Amended Stock Plan may become exercisable ("vest") in cumulative increments as determined by the Board. The Board typically determines that shares covered by options granted under the Amended Stock Plan will vest over three years at the rate of 1/36 per month beginning seven months after the date of grant, except with respect to option grants to non-employee directors, which the Board typically determines will vest 1/24 per month beginning on the date of the grant. Shares covered by options granted in the future under the Amended Stock Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. Shares of restricted stock awarded under the Amended Stock Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board. To the extent provided by the terms of a stock option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned stock of the Company or by a combination of these means.

         Term. The maximum term of options under the Amended Stock Plan is five years. Options under the Amended Stock Plan terminate thirty days after termination of the optionee's employment or relationship as a consultant or director of the Company or any affiliate of the Company, unless such termination is due to such person's death or disability in which case the option may be exercised at any time within the earlier of (i) twelve months of such death or disability and (ii) the expiration of the term of the option. Individual options by their terms may provide for exercise within a shorter or longer period of time following termination of service, employment or the consulting relationship. With respect to stock awards, in the event that the participant's employment or relationship as a consultant or director of the Company or any affiliate of the Company terminates, the Company may repurchase or otherwise reacquire any or all shares of stock held by that person which have not vested as of the date of such termination.

ADJUSTMENT PROVISIONS

         If there is any change in the stock subject to the Amended Stock Plan or subject to any stock award granted under the Amended Stock Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Amended Stock Plan and stock awards outstanding thereunder will be appropriately adjusted by the Board of Directors as to the types and the maximum number of shares subject to such plan, the maximum number of shares which may be granted to an employee during a

DURATION, AMENDMENT AND TERMINATION

         Unless sooner terminated, the Amended Stock Plan will terminate on August 26, 2007.

         The Board may also amend the Amended Stock Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company to the extent such approval is necessary in order for the Amended Stock Plan to satisfy Section 422 of the Code or any Nasdaq or securities exchange listing requirements. The Board may submit any other amendment to the Amended Stock Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limitation on the corporate deductibility of compensation paid to certain executive officers.

RESTRICTIONS ON TRANSFER

         Under the Amended Stock Plan, incentive stock options and rights under a restricted stock agreement (as long as the stock awarded remains subject to its terms) may not be transferred by the participant otherwise than by will or by the laws of descent and distribution. Incentive stock options during the lifetime of the optionee may be exercised only by the optionee. A nonstatutory stock option may be transferred to the extent provided in the option agreement.

CHANGE OF CONTROL PROVISIONS

         If there is a change of control of the Company, all stock awards outstanding under the Amended Stock Plan as of the day before the consummation of the Change of Control will automatically accelerate so that each stock option is fully exercisable with respect to the total number of shares subject to such stock option and the restrictions on each restricted stock award will lapse and the shares of restricted stock will no longer be subject to forfeiture.

FEDERAL INCOME TAX INFORMATION

         Incentive Stock Options. Incentive stock options under the Amended Stock Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

         There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may create or increase the optionee's alternative minimum tax liability, if any.

         If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock for a gain before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term generally depending on whether the stock was held for more than one year at the time of the disqualifying disposition. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate is currently 39.6%. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

         Nonstatutory Stock Options. Nonstatutory stock options granted under the Amended Stock Plan generally have the following federal income tax consequences:

         There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year at the time of disposition. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

         Restricted Stock. In general, a participant will not recognize taxable income upon the receipt of restricted stock, because such stock will be subject to restrictions which constitute a "substantial risk of forfeiture" within the meaning of Section 83 of the Code (including, for this purpose, any restriction under Section 16(b) of the Exchange Act). Rather, the participant will recognize ordinary income at such time as the restrictions no longer apply, in an amount equal to the fair market value of the stock at that time over the amount, if any, paid for the stock. However, a participant may elect to be taxed currently upon receipt of the stock (without regard to such restrictions) by making an election under Section 83(b) of the Code within 30 days of receipt. In this event, the participant will recognize ordinary income at the time of the receipt of the stock in an amount equal to the excess, if any, of the fair market value of the stock at that time over the amount, if any, paid for the stock. However, if the shares are later forfeited, the participant will not be entitled to any loss (except for any amount actually paid for the stock). Any future appreciation in the stock realized upon the sale or exchange of the stock will be treated as a capital gain, which will be long-term or short-term generally depending on whether the stock was held for more than one year at the time of the sale or exchange. The amount of compensation income to the participant generally is deductible by the Company. Any dividends paid to the participant on restricted stock before the stock is taken into income are ordinary compensation income to the participant and generally are deductible by the Company.

         Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add
Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

         Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with regulations issued under Section 162(m), compensation attributable to options will qualify as performance-based compensation, provided that (i) the option is granted by a compensation committee comprised solely of "outside directors," (ii) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, and the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant; and (iii) under the terms of the plan or the employee's award agreement, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant or award.

NEW PLAN BENEFITS

         The following table presents certain information with respect to options that have been granted under the Amended Stock Plan in 1997 through October 31, 1998, subject to stockholder approval of the Amended Stock Plan, to certain executive officers listed individually, to all executive officers as a group, to all directors who are not executive officers, and to all employees who are not executive officers.

                               NEW PLAN BENEFITS

                                                              1998 AMENDED STOCK PLAN
                                                              -----------------------
                                                                    NUMBER OF SHARES SUBJECT

                     NAME AND POSITION                    DOLLAR VALUE(1)  TO OPTIONS GRANTED
---------------------------------------------------     -----------------  ------------------
Philip L. Becker, Chairman, CEO and CTO                   $  218,000             218,000
 Regis Frank, President and COO                              128,000             128,000
 Robert C.  Hartman, VP of Engineering                        40,000              40,000
 Jason Rollings, VP of Operations                             30,000              30,000
 Thomas Tennessen, CFO, Secretary and Treasurer               45,000              45,000
 James Love, VP of Sales                                     560,000              80,000
 Rex Bell, VP of Marketing                                   320,400              60,000
Executive Group ...................................        1,341,400             601,000
Non-Executive Director Group ......................           61,000              61,000
Non-Executive Officer Employee Group ..............          873,063             256,500
Consultants Group .................................           75,000              75,000
                                                          ----------            --------
       Total ......................................       $2,350,463             993,500
                                                          ==========            ========
------------------

(1) Dollar value is calculated by using the exercise price of the shares at the date of grant. The current options grant price range from $1.00 TO $7.15 per share. All option grants are granted at the closing price on the date of grant.

STOCKHOLDER APPROVAL OF AMENDED STOCK PLAN

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote will be required to approve the amendment and restatement of the original Stock Plan. Broker non-votes and abstentions are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. A copy of the Amended Stock Plan is attached hereto as Exhibit C.


                         APPROVAL OF PRIVATE PLACEMENT
                           OF SHARES TO PHILIP BECKER

                                (PROPOSAL NO. 7)


            THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THE APPROVAL
                OF THE PRIVATE PLACEMENT OF SHARES TO MR. BECKER

         In March 1998 prior to the Canadian Initial Public Offering the Company privately placed a total of 250,000 shares of the Company's Common Stock at a purchase price of $1.00 per share. Philip Becker, the Chairman, Chief Executive Officer and Chief Technical Officer of the Company, subscribed and paid for 100,000 of these shares. To avoid transfer restrictions on these shares that would have been required by the Vancouver Stock Exchange, on which the Company's Common Stock was listed until September 9, 1998, Mr. Becker subscription was conditional on shareholder approval of such purchase. If shareholders do not approve Mr. Becker's purchase of these shares, the Company will refund immediately the $100,000 paid by Mr. Becker.

         If Mr. Becker's purchase of these shares is approved by the Company's shareholders, his beneficial ownership of the Company's Common Stock would increase from 15.01% to 16.23% of the total number of shares of Common Stock outstanding as of October 31, 1998.

STOCKHOLDER APPROVAL OF PRIVATE PLACEMENT OF SHARES

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote will be required to approve the private placement of shares to Mr. Becker. Broker non-votes and abstentions are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                             EXECUTIVE COMPENSATION

         The following tables contain disclosure regarding compensation awarded to, earned by, or paid to the named executive officers.

                          EXECUTIVE COMPENSATION TABLE


                                                                                  LONG TERM COMPENSATION
                                                                         -------------------------------------
                                         ANNUAL COMPENSATION                       AWARDS            PAYOUTS
                             -------------------------------------------   ----------------------   ----------
                                                                                       SECURITIES
                       YEAR                                                            UNDERLYING
                      ENDED                                                RESTRICTED   OPTIONS/
     NAME AND        DECEMBER                              OTHER ANNUAL      STOCK                    LTIP         ALL OTHER
PRINCIPAL POSITION      31,      SALARY($)    BONUS(S)    COMPENSATION($)  AWARD(S)($)   SARS(#)    PAYMENTS($) COMPENSATION($)
PHILIP L. BECKER,      1997      100,000        --             --             --           --           --           --
Chief Executive
Officer                1996       60,000        --             --             --           --           --           --

                       1995       45,000        --             --             --           --           --           --

J. WAYNE FARLOW(1)     1997      120,000(2)     --             --             --           --           --           --
-----------------------

(1) Served as Chief Executive Officer from September 2, 1997 to November 7, 1997. Mr. Farlow received a salary of $10,000 per month while serving as Chief Executive Officer. Pursuant to a Severance Agreement, the Company paid Mr. Farlow's salary through March 7, 1998.

(2) Reflects Mr. Farlow's salary on an annual basis. As he served as Chief Executive Officer from September 2, 1997 to November 7, 1997, the Company actually paid him $40,000 in salary for 1997.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

         Prior to the adoption of the Stock Plan, no stock options were ever granted to or exercised by executive officers of the Company. At the Special Meeting, shareholders will be asked to amend the Stock Plan and adopt the Amended Stock Plan described in Proposal No. 6 above.

         In February 1998, the Board of Directors and shareholders of the Company approved the Stock Plan, which provides for incentive stock options and non-statutory options to be granted to officers, employees, directors and consultants to the Company. Options to purchase up to 900,000 shares of the Company's Common Stock may be granted under the Stock Plan. Terms of exercise and expiration of Options granted under the Stock Plan may be established in the discretion of an Administrative Committee appointed to administer the Plan or by the Board of Directors if no Committee is appointed, but no option may be exercisable for more than five (5) years.

         In the fiscal year ending December 31, 1997, stock options were granted as follows:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                          % OF TOTAL
                                                        OPTIONS GRANTED
                                  NUMBER OF
                                                        TO EMPLOYEES IN            EXERCISE            EXPIRATION
                               SHARES UNDERLYING
           NAME                 OPTIONS GRANTED           FISCAL YEAR                PRICE                DATE
     Philip L. Becker                    200,000(1)           36%                 $1.00/share        9/2/2002

     J. Wayne Farlow                      60,000(2)           10%                 $ .50/share        9/2/1998(2)

     J. Wayne Farlow                     200,000(3)           36%                 $1.00/share        3/17/2003(3)

     J. Wayne Farlow                     100,000(3)           18%                 $2.00/share        3/17/2003(3)
-------------------------------

(1)  No options were exercised during the fiscal year ended December 31, 1997.

(2) Pursuant to a Severance Agreement, Mr. Farlow exercised this option on December 19,1997 and purchased the shares on February 20, 1998.

(3) Upon Mr. Farlow's resignation on November 7, 1997 as described below, these options expired.


           AGGREGATED OPTIONS/SAR EXERCISES FY-END OPTION/SAR VALUES

         (a)                  (b)            (c)                     (d)                              (e)

                                                            NUMBER OF SECURITIES            VALUE OF UNEXERCISED IN-
                            SHARES                         UNDERLYING UNEXERCISED            THE MONEY OPTIONS/SARS
                           ACQUIRED         VALUE         OPTIONS/SARS AT FY-END(#)        AT FY-END(#) EXERCISABLE/
         NAME             ON EXERCISE      REALIZED       EXERCISABLE/UNEXERCISABLE              UNEXERCISABLE
   Philip L. Becker          - 0 -          - 0 -                200,000 (U)                          $ 0

   J. Wayne Farlow         60,000(1)       $30,000                  - 0 -                             $ 0
------------------------------

(1) Pursuant to a Severance Agreement, Mr. Farlow exercised this option on December 19,1997 and purchased the shares on February 20, 1998.

         During the fiscal year ended December 31, 1997, the Company did not make any long-term incentive plan awards not disclosed above.

DIRECTOR COMPENSATION

         The directors of the Company are not currently compensated for serving as directors, but each director has been granted an option to purchase 18,000 shares of Common Stock at $1.00 per share. Mr. Becker and Mr. Frank also receive compensation as officers.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT



         On the Record Date, the Company had a total of 6,746,002 shares of Common Stock issued and outstanding. The following table sets forth information regarding beneficial ownership of Common Stock of the Company and options to purchase Common Stock that are currently exercisable or exercisable within sixty days of the date of this Proxy Statement held by (i) each person or group of persons known by the Company to own beneficially five percent (5%) or more of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) each executive officer named in the Executive Compensation Table and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, the shareholders listed below have sole voting and investment power with respect to the shares reported as beneficially owned.


                                                               AMOUNT AND NATURE OF
        NAME AND ADDRESS OF BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP               PERCENT OF CLASS
----------------------------------------------------         ---------------------------         --------------------
Philip L. Becker, Director, Chairman  and  Chief                   1,037,889(1)                         15.17%
Executive Officer

5335 Sterling Drive, Suite C

Boulder, CO 80301

Regis A. Frank, President, Chief Operating                            73,250(2)                          1.08%
Officer and Director

Michael W. Johnson, Director                                          30,050(3)                           .44%

Richard B. Rice, Director                                             27,500                              .41%

Daryl Yurek                                                          553,332(4)                          7.95%

J. Wayne Farlow, Former Director and Chief                           164,000                             2.43%
Executive Officer(5)

Directors and Executive Officers as a group                        1,295,033(6)                         19.20%
-------------------------------

(1)  Includes 97,889 options exercisable presently or within 60 days.

(2)  Includes 48,250 options exercisable presently or within 60 days.

(3)  Includes 8,250 options exercisable within 60 days.

(4) Includes 80,000 shares beneficially owned by Mr. Yurek and held in the name of the Daryl F. Yurek Self Employed Pension of which Smith Barney Inc. is custodian. Includes warrants to purchase 215,200 shares of Common Stock exercisable presently or within 60 days.

(5)  Served as CEO from September 2, 1997 to November 7, 1997.

(6)  Includes 201,333 options exercisable presently or within 60 days.

                                 OTHER MATTERS

         The Company knows of no other matters to be submitted at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend.

       By signing and returning the enclosed Proxy, stockholders will be assured of representation at the Special Meeting in connection with approval of the matters discussed herein. Each stockholder should review, complete, execute, date and return the enclosed Proxy to the Company in the envelope provided as promptly as possible. The Board of Directors appreciates the cooperation of the stockholders.

Dated: October 28, 1998

                                                                       EXHIBIT A

                              PROPOSED AMENDMENTS

                        TO THE ARTICLES OF INCORPORATION
                                       OF
                                   eSOFT, INC.


                                    ARTICLE 4

                  Section 4.1 Authorized Shares. The total number of shares that the Corporation shall have authority to issue is 55,000,000, of which 50,000,000 shall be designated common stock, with a par value of $.01 per share, and 5,000,000 shall be designated preferred stock, with a par value of $.01 per share.

                                    ARTICLE 6

                  The board of directors of the Corporation is expressly authorized to make, alter, or repeal the bylaws of the Corporation.


                                   ARTICLE 11

                  The bylaws of the Corporation may be altered, amended or repealed at any annual meeting of the stockholders (or at any special meeting thereof duly called for that purpose) by vote of at least two-thirds of the outstanding shares of the Company, provided that in the notice of such special meeting, notice of such purpose shall be given. Subject to the laws of the State of Delaware, this Certificate of Incorporation and the bylaws of the Corporation, the board of directors may, by majority vote of those present at any meeting at which a quorum is present, amend these bylaws or enact such other bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Corporation.

                                                                       EXHIBIT B

                               PROPOSED AMENDMENTS

                                  TO THE BYLAWS
                                       OF
                                   eSOFT, INC.


                                   ARTICLE II


Section 2.        Special Meetings.

                  Except as otherwise required by law or by the certificate of incorporation, special meetings of stockholders may be called by the chairman of the board, the president, a vice president or the board of directors.

Section 3.        Stockholder Action.

                  Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such stockholders and no action shall be taken by the stockholders by written consent.


                                   ARTICLE III

Section 3.         Classes of Directors.

                  Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each in accordance with a resolution or resolutions adopted by the board of directors. At the first annual meeting of stockholders following the adoption and filing of the bylaws, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the adoption and filing of the bylaws, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the adoption and filing of this Certificate of Incorporation the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

                  Notwithstanding the foregoing provisions of this Article, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal.

Section 4.        Vacancies.

                  Unless otherwise provided in the Certificate of Incorporation, any vacancies on the board of directors resulting from death, resignation, disqualification, removal or other causes any newly created directorships resulting from any increase in the number of directors, shall unless the board of directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the board of directors. Any director elected in accordance with the preceding sentence shall hold office for a remainder of the full term of the director for which the vacancy occurred and until such director's successor shall have been elected and qualified. A vacancy in the board of directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

Section 6.        Removal.

                  Subject to the rights of the holders of any series of Preferred Stock no director shall be removed without cause. Subject to any limitations imposed by law, the board of directors or any individual director may be removed from office at any time with cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of voting stock of the corporation, entitled to vote at an election of directors.

Section  8.      Special Meetings.

                  Special meetings of the board of directors may be called at any time, at any place and for any purpose by the chairman of the board, the president

                                    ARTICLE X

                                   AMENDMENTS

                  Subject to the provisions of the certificate of incorporation, these bylaws may be altered, amended or repealed at any annual meeting of the stockholders (or at any special meeting thereof duly called for that purpose) by a vote of at least two-thirds of the outstanding shares of the Company, provided that in the notice of such special meeting, notice of such purpose shall be given. Subject to the laws of the State of Delaware, the certificate of incorporation and these bylaws, the board of directors may, by majority vote of those present at any meeting at which a quorum is present, amend these bylaws or enact such other bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Corporation.

EXHIBIT C

                                   eSOFT, INC.

                            EQUITY COMPENSATION PLAN
                    (AS AMENDED THROUGH SEPTEMBER 18, 1998)


                                    ARTICLE I
                                     PURPOSE

                  The purpose of the eSoft, Inc. Equity Compensation Plan (the "Plan") is to attract and retain directors, officers, other employees and consultants of eSoft, Inc. and its Subsidiaries and to provide such persons with incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value.


                                   ARTICLE II
                              STRUCTURE OF THE PLAN

                  The Plan is divided into three separate programs:

                  A. The Discretionary Stock Option Grant Program under which eligible persons may, at the discretion of the Committee or the Board, be granted Stock Options;

                  B. The Restricted Stock Program under which eligible persons may, at the discretion of the Committee or the Board, be granted rights to receive shares of Common Stock, subject to certain restrictions; and

                  C. The Supplemental Bonus Program under which eligible persons may, at the discretion of the Committee or the Board, be granted a right to receive payment, in cash, shares of Common Stock, or a combination thereof, of a specified amount.


                                   ARTICLE III
                                   DEFINITIONS

                  As used in this Plan:

                  "10% Stockholder" shall mean the owner of stock (as determined under Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary.

                  "Award" shall mean a grant made under this Plan in the form of Stock Options, Restricted Stock or Supplemental Bonuses.

                  "Board" shall mean the Company's Board of Directors.

                  "Change in Control" shall mean a change in ownership or control of the Company effected through any of the following transactions:

                           (i) the acquisition, directly or indirectly by any
                  person or group (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than thirty percent (30%) of the total combined voting power of the Company's outstanding securities;

                           (ii) a change in the composition of the Board over a
                  period of eighteen (18) consecutive months or less such that fifty percent (50%) or more of the Board members have neither
                  (A) been directors continuously since the beginning of such period nor (B) been unanimously elected or nominated by the Board for election as directors during such period;

                           (iii) a stockholder-approved merger or consolidation
                  to which the Company is a party and in which (A) the Company is not the surviving entity or (B) securities possessing more than thirty percent (30%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

                           (iv) the sale, transfer or other disposition of all
                  or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Committee" shall mean the Plan Committee and shall also include the Employee Committee, if established, when reference is made to functions that may be performed by the Employee Committee.

                  "Common Stock" shall mean the Company's common stock, $.01 par value.

                  "Company" shall mean eSoft, Inc., a Delaware corporation.

                  "Date of Grant" shall mean the date specified by the Committee on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

                  "Employee" shall mean an individual who is in the employ of the Company or any Subsidiary.

                  "Employee Committee" shall mean a committee composed of at least one member of the Board of Directors who may, but need not, be a Non-Employee Director, which, if established, shall be empowered hereunder to grant Awards to Eligible Employees who are not directors or "officers" of the Company as that term is defined in Rule 16a-1(f) of the Exchange Act nor "covered employees" under Section 162(m) of the Code, and to establish the terms of such Awards at the time of grant, but shall have no other authority with respect to the Plan or outstanding Awards except as expressly granted by the Plan.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Fair Market Value" of a share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                           (i) If the Common Stock is at the time listed on any
                  stock exchange or traded on the Nasdaq National Market, the Nasdaq Small Cap Market, or any other securities trading market that reports daily the closing selling price per share of Common Stock, the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the stock exchange or other securities trading market determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted on such exchange or trading market.

                           (ii) If there is no closing selling price for the
                  Common Stock on the date in question, or if the Common Stock is neither listed on a stock exchange or traded on a securities trading market that reports daily the closing selling price per share of the Common Stock, then the Fair Market Value shall be deemed to be the average of the representative closing bid and asked prices on the date in question as reported by the Nasdaq Stock Market or other reporting entity selected by the Committee.

                           (iii) In the event the Common Stock is not traded
                  publicly, the Fair Market Value of a share of Common Stock shall be determined, in good faith, by the Committee after such consultation with outside legal, accounting and other experts as the Committee may deem advisable, and the Committee shall maintain a written record of its method of determining such value.

                  "Non-Employee Director" shall mean a director of the Company who meets the definition of (i) a "non-employee director" set forth in Rule 16b-3 under the Exchange Act, as amended, or any successor rule and (ii) an "outside director" set forth in Treasury Regulation 1.162-27, as amended, or any successor rule.

                  "Non-Statutory Option" shall mean a Stock Option that (i) does not qualify as an "incentive stock option" under Section 422 of the Code or any successor provision or (ii) is not intended to be an incentive stock option.

                  "Optionee" shall mean the person so designated in an agreement evidencing an outstanding Stock Option.

                  "Option Price" shall mean the purchase price payable by a Participant upon the exercise of a Stock Option.

                  "Participant" shall mean a person who is selected by the Committee to receive benefits under this Plan and (i) is at that time a director, officer or other Employee of the Company or any Subsidiary, (ii) is at that time a consultant or other independent advisor who provides services to the Company or a Subsidiary, or (iii) has agreed to commence serving in any capacity set forth in (i) or (ii) of this definition.

                  "Plan" shall mean the Company's Equity Incentive Plan as set forth herein.

                  "Plan Committee" shall mean a committee consisting entirely of two or more Non-Employee Directors, who are empowered hereunder to take all action required in the administration of the Plan and the grant and administration of Awards hereunder.

                  "Plan Effective Date" shall mean August 27, 1997, the date on which this Plan was approved by the Company's Board of Directors.

                  "Redemption Value" shall mean the amount, if any, by which the Fair Market Value of one share of Common Stock on the date on which the Stock Option is exercised exceeds the Option Price for such share.

                  "Restricted Stock" shall mean shares of Common Stock granted under Article VII that are subject to restrictions imposed pursuant to said Article.

                  "SEC" shall mean the U.S. Securities and Exchange Commission and any successor thereto.

                  "Statutory Stock Option" shall mean a Stock Option that (i) qualifies as an "incentive stock option" under Section 422 of the Code or any successor provision and (ii) is intended to be treated for purposes of federal income tax treatment as an option that is so qualified.

                  "Stock Option" shall mean a right granted under the Plan to a Participant to purchase Common Stock at a stated price for a specified period of time.

                  "Subsidiary" shall mean a corporation, partnership, joint venture, unincorporated association or other entity in which the Company has a direct or indirect ownership or other equity interest; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Statutory Stock Options, "Subsidiary" means any subsidiary corporation of the Company as defined in Section 424(f) of the Code.

                  "Supplemental Bonus" shall mean the right to receive payment in cash of an amount determined pursuant to Article IX of this Plan.

                  "Term" shall mean the length of time during which a Stock Option may be exercised.


                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

                  A. Delegation to the Committee. This Plan shall be administered by the Plan Committee. Members of the Plan Committee and the Employee Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The action of a majority of the members of the Plan Committee and the Employee Committee present at any meeting, or acts unanimously approved in writing, shall be the acts of the Plan Committee and the Employee Committee, respectively.

                  B. Powers of the Committee. The Plan Committee shall have full power and authority, subject to the provisions of this Plan, to establish such rules and regulations as it may deem appropriate for proper administration of this Plan and to make such determinations under, and issue interpretations of, the provisions of this Plan and any outstanding Awards as it may deem necessary or advisable. In addition, the Plan Committee shall have full power and authority to administer and interpret the Plan and make modifications as it may deem appropriate to conform the Plan and all actions pursuant to the Plan to any regulation or to any change in any law or regulation applicable to this Plan.

                  C. Actions of the Committee. All actions taken and all interpretations and determinations made by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No director or member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all directors and members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

                  D.       Awards to Officers and Directors.

                           1.       Awards to officers shall be granted by the
Plan Committee. If the Plan Committee is not composed as prescribed in the definition of Plan Committee in Article III, the Board may take such action with respect to any Award to an officer as it deems necessary or advisable to comply with Rule 16b-3 of the Exchange Act and any related rules, including but not limited to seeking stockholder ratification of such Award or restricting the sale of any shares of Common Stock underlying the Award for a period of six months.

                           2.       Discretionary Awards to Non-Employee
Directors, if any, shall be granted by the Board.


                                    ARTICLE V
                            ELIGIBILITY AND SELECTION

                  A. Eligibility. The persons eligible to participate in the Discretionary Stock Option Grant Program, the Restricted Stock Program and the Supplemental Bonus Program are as follows:

                  1.       Employees of the Company or a Subsidiary;

                  2.       Members of the Board; and

                  3. Consultants and other independent advisors who provide services to the Company or a Subsidiary.

                  C. Selection of Participants. The Committee shall from time to time determine the Participants to whom Awards shall be granted pursuant to the Discretionary Stock Option Grant Program, the Restricted Stock Program and the Supplemental Bonus Program.


                                   ARTICLE VI
                         SHARES AVAILABLE UNDER THE PLAN

                  A. Maximum Number. The number of shares of Common Stock issued or transferred and covered by outstanding awards granted under this Plan shall not in the aggregate exceed 1,700,000 shares of Common Stock, which may be Common Stock of original issuance or Common Stock held in treasury, or a combination thereof Shares of Common Stock that may be issued upon the exercise of Stock Options shall be applied to reduce the maximum number of shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Stock Options are outstanding retain as authorized and unissued Common Stock, or as treasury Common Stock, at least the number of shares of Common Stock required under the provisions of this Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

                  B. Unused and Forfeited Stock. The following shares of Common Stock shall automatically become available for use under the Plan: (i) any shares of Common Stock that are subject to an Award under this Plan that are not used because the terms and conditions of the Award are not met, including any shares of Common Stock that are subject to a Stock Option that expires or is terminated for any reason, (ii) any shares of Common Stock with respect to which a Non-Statutory Option is exercised that are used for full or partial payment of the Option Price, and (iii) any shares of Common Stock withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of a Non-Statutory Option.

                  C. Capital Changes. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted Awards under this Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made pursuant to Article VI of this Plan, and (iv) the number and/or class of securities and the Option Price per share in effect under each outstanding option under this Plan. Such adjustments to the outstanding options are to be effected in a manner that shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Committee shall be final, binding and conclusive.


                                   ARTICLE VII
                    DISCRETIONARY STOCK OPTION GRANT PROGRAM

                  A. Discretionary Grant of Stock Options to Participants. The Committee may from time to time authorize grants to Participants of options to purchase shares of Common Stock upon such terms and conditions as the Committee may determine in accordance with the following provisions (in connection with any grants under this paragraph II.A to Non-Employee Directors, "Committee" shall mean the entire Board of Directors):

                  1. Each grant shall specify the number of shares of Common Stock to which it pertains;

                  2.       Each grant shall specify the Option Price per share;

                  3. Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) shares of Common Stock that are already owned by the Optionee and have a Fair Market Value at the time of exercise that is equal to the Option Price, (iii) shares of Common Stock with respect to which a Stock Option is exercised, (iv) a recourse promissory note in favor of the Company, (v) any other legal consideration that the Committee may deem appropriate and (vi) any combination of the foregoing;

                  4. Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker of some or all of the shares of Common Stock to which the exercise relates;

                  5. Any grant may provide that shares of Common Stock issuable upon the exercise of a Stock Option shall be subject to restrictions whereby the Company has the right or obligation to repurchase all or a portion of such shares if the Participant's service to the Company is terminated before a specified time, or if certain other events occur or conditions are not met;

                  6. Successive grants may be made to the same Participant regardless of whether any Stock Options previously granted to the Participant remain unexercised;

                  7. Each grant shall specify the period or periods of continuous service by the Optionee to the Company or any Subsidiary that are necessary before the Stock Option or installments thereof shall become exercisable;

                  8. All Stock Options that meet the requirements of the Code for "incentive stock options" shall be Statutory Stock Options unless (i) the option agreement clearly designates the Stock Options granted thereunder, or a specified portion thereof, as a Non-Statutory Option, or (ii) a grant of Statutory Stock Options to the Participant would be prohibited under the Code or other applicable law;

                  9. Each grant shall specify the Term of the Stock Option, which Term shall not be greater than 5 years from the Date of Grant; and

                  10. Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

                  B. Special Terms Applicable to Statutory Stock Options. The following additional terms shall be applicable to all Statutory Stock Options granted pursuant to this Plan. Stock Options that are specifically designated as Non-Statutory Options shall not be subject to the terms of this paragraph VII.B.

                  1. Statutory Stock Options shall be granted only to Employees of the Company or a Subsidiary;

                  2. The Option Price per share shall not be less than the Fair Market Value per share of Common Stock on the Date of Grant;

                  3. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective Date(s) of Grant) with respect to which Statutory Stock Options granted to any Employee under the Plan (or any other plan of the Company or a Subsidiary) are exercisable for the first time during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such Stock Options that become exercisable for the first time in the same calendar year, the foregoing limitation on the treatment of such Stock Options as Statutory Stock Options shall be applied on the basis of the order in which such Stock Options are granted; and

                  4. If any Employee to whom a Statutory Stock Option is granted is a 10% Stockholder, then the Option Price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the Date of Grant, and the option Term shall not exceed five (5) years measured from the Date of Grant.


                                  ARTICLE VIII
                            RESTRICTED STOCK PROGRAM

                  A. Awards Granted. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Restricted Stock Awards consisting of shares of Common Stock. The number of shares granted as a Restricted Stock Award shall be determined by the Committee.

                  B. Restrictions. A Participant's right to retain a Restricted Stock Award granted to such Participant under Article VII.A shall be subject to such restrictions, including but not limited to his or her continuous employment by the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such award. The Committee may in its sole discretion require different periods of employment or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the shares constituting a Restricted Stock Award.

                  C. Privileges of a Stockholder, Transferability. A Participant shall have all voting, dividend, liquidation and other rights with respect to shares of Common Stock in accordance with its terms received by him or her as a Restricted Stock Award under this Article VIII upon his or her becoming the holder of record of such shares; provided, however, that the Participant's right to sell, encumber or otherwise transfer such shares shall be subject to the limitations of Article XI hereof.

                  D. Enforcement of Restrictions. The Committee may in its sole discretion require of the placing a legend on the stock certificates referring to the restrictions to enforce the restrictions referred to in paragraphs VIII.A and VIII.B.


                                   ARTICLE IX
                           SUPPLEMENTAL BONUS PROGRAM

                  A. Non-Statutory Stock Options. The Committee, at the time of grant or at any time prior to exercise of any Non-Statutory Option, may provide for a Supplemental Bonus from the Company or a Subsidiary in connection with a specified number of shares of Common Stock then purchasable, or which may become purchasable, under such Non-Statutory Option. Such Supplemental Bonus shall be payable in cash upon the exercise of the Non-Statutory Option with regard to which such Supplemental Bonus was granted. A Supplemental Bonus shall not exceed the amount necessary to reimburse the Participant for the income tax liability incurred by him or her upon the exercise of the Non-Statutory Option, calculated using the maximum combined federal and applicable state income tax rates then in effect and taking into account the tax liability arising from the Participant's receipt of the Supplemental Bonus.

                  B. Restricted Stock Awards. The Committee, either at such time as the restrictions with respect to a Restricted Stock Award lapse or a Section 83(b) election is made under the Code by the Participant with respect to shares issued in connection with a Restricted Stock Award, may provide for a Supplemental Bonus from the Company or a Subsidiary. Such Supplemental Bonus shall be payable in cash and shall not exceed the amount necessary to reimburse the Participant for the income tax liability incurred by him or her with respect to shares issued in connection with a Restricted Stock Award, calculated using the maximum combined federal and applicable state income tax rates then in effect and taking into account the tax liability arising from the Participant's receipt of the Supplemental Bonus.

                                    ARTICLE X
                             TERMINATION OF SERVICE

                  A. Statutory Stock Options. The following provisions shall govern the exercise of any Statutory Stock Options held by any Employee whose employment is terminated:

                  1. If the Optionee's employment with the Company is terminated for any reason other than such Optionee's death or disability, all Statutory Stock Options held by the Optionee shall be exercisable, to the extent that such Stock Options were exercisable on the date the Optionee's employment terminated, for a period of one (1) months following such termination of employment.

                  2. If the Optionee's employment with the Company is terminated because of such Optionee's death or disability within the meaning of Section 22(e)(3) of the Code, all Statutory Stock Options held by the Optionee shall become immediately exercisable and shall be exercisable for a period of twelve (12) months following such termination of employment.

                  3. In no event may any Statutory Stock Option remain exercisable after the expiration of the Term of the Stock Option. Upon the expiration of any one (1) or twelve (12) month exercise period, as applicable, or, if earlier, upon the expiration of the Term of the Stock Option, the Stock Option shall terminate and shall cease to be outstanding for any shares for which the Stock Option has not been exercised.

                  B. Non-Statutory Options. The following provisions shall govern the exercise of any Non-Statutory Options:

                  1. If the Optionee's employment, service on the Board or consultancy is terminated for any reason other than such Optionee's death or disability, all Non-Statutory Options held by the Optionee shall be exercisable, to the extent such Stock Options were exercisable on the date of such termination, for a period of one (1) months following such termination.

                  2. If the Optionee's employment, service on the Board or consultancy is terminated because of such Optionee's death or disability, all Non-Statutory Options held by the Optionee shall become immediately exercisable and shall be exercisable for a period of twelve (12) months following such termination.

                  3. In no event may any Non-Statutory Option remain exercisable after the expiration of the Term of the Stock Option. Upon the expiration of any one (1) or twelve (12) month exercise period, as applicable, or, if earlier, upon the expiration of the Term of the Stock Option, the Stock Option shall terminate and shall cease to be outstanding for any shares for which the Stock Option has not been exercised.

                  C. Restricted Stock Awards. In the event of the death or disability (within the meaning of Section 22(e) of the Internal Revenue Code) or retirement of a Participant, all employment period and other restrictions applicable to Restricted Stock Awards then held by him or her shall lapse, and such awards shall become fully nonforfeitable. Subject to Articles X and XIV, in the event of a Participant's termination of employment for any other reason, any Restricted Stock Awards as to which the employment period or other restrictions have not been satisfied shall be forfeited.

                                   ARTICLE XI
                        TRANSFERABILITY OF STOCK OPTIONS

                  During the lifetime of the Optionee, Statutory Stock Options shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionee's death prior to the end of the Term, any Stock Option may be exercised by the personal representative of the Optionee's estate, or by the person(s) to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Upon the prior written consent of the Board and subject to any conditions associated with such consent, a Non-Statutory Option may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family (as that term is defined in Rule 16a-1(e) of the Exchange Act) or to a trust established exclusively for one or more such family members. In addition, the Board, in its sole discretion, may allow a Non-Statutory Option to be assigned in other circumstances deemed appropriate. The terms applicable to the assigned portion shall be the same as those in effect for the Stock Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate. Notwithstanding any assignment or transfer of a Stock Option, in no event may any Stock Option remain exercisable after the expiration of the Term of the Stock Option.

                                   ARTICLE XII
                               STOCKHOLDER RIGHTS

                  The holder of a Stock Option shall have no stockholder rights with respect to the shares subject to the Stock Option until such person shall have exercised the Stock Option, paid the Option Price and become a holder of record of the purchased shares of Common Stock.


                                  ARTICLE XIII
                             ACCELERATION OF VESTING

                  The Committee may, at any time in its sole discretion, accelerate the vesting of any Award made pursuant to this Plan by giving written notice to the Participant. Upon receipt of such notice, the Participant and the Company shall amend the agreement relating to the Award to reflect the new vesting schedule. The acceleration of the exercise period of an Award shall not affect the expiration date of such Award.


                                   ARTICLE XIV
                                CHANGE IN CONTROL

                  In the event of a Change in Control of the Company, all Awards outstanding under the Plan as of the day before the consummation of such Change in Control shall automatically accelerate for all purposes under this Plan so that each Stock Option shall become fully exercisable with respect to the total number of shares subject to such Stock Option and may be exercised for any or all of those shares as fully-vested shares of Common Stock as of such date, without regard to the conditions expressed in the agreements relating to such Stock Option, and the restrictions on each Restricted Stock Award shall lapse and such shares of Restricted Stock shall no longer be subject to forfeiture.


                                   ARTICLE XV
                       CANCELLATION AND REGRANT OF OPTIONS

                  The Committee shall have the authority, at any and from time to time, with the consent of the affected Optionees, to effect the cancellation of any or all outstanding Stock Options and/or any Restricted Stock Awards and grant in substitution new Stock Options and/or Restricted Stock Awards covering the same or different number of shares of Common Stock. In the case of such a regrant, the Option Price shall be set, in accordance with Article VII, on the new Date of Grant.

                                   ARTICLE XVI
                                    FINANCING

                  The Committee may, in its sole discretion, authorize the Company to make a loan to a Participant in connection with the exercise of a Stock Option, and may authorize the Company to arrange or guaranty loans to a Participant by a third party in connection with the exercise of a Stock Option.


                                  ARTICLE XVII
                                 TAX WITHHOLDING

                  A. Tax Withholding. The Company's obligation to deliver shares of Common Stock upon the exercise of Stock Options under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

                  B. Surrender of Shares. The Committee may, in its discretion, provide any or all holders of Non-Statutory Options under the Discretionary Stock Option Grant Program with the right to use shares of Common Stock in satisfaction of all or part of the taxes incurred by such holders in connection with the exercise of such Stock Options. Such right may be provided to any such holder in either or both of the following formats:

                  1. The election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those shares with an aggregate Fair Market Value less than or equal to the amount of taxes due as designated by such holder; or

                  2. The election to deliver to the Company, at the time the Non-Statutory Option is exercised, one or more shares of Common Stock previously acquired by such holder with an aggregate Fair Market Value less than or equal to the amount of taxes due as designated by such holder.


                                  ARTICLE XVIII
                       EFFECTIVE DATE AND TERM OF THE PLAN

                  A predecessor to this Plan was adopted by the Board and the Company's stockholders and became effective on the Plan Effective Date. On December 4, 1998, the Company's stockholders approved an amendment to the Plan expanding the types of awards available under the plan and increasing the maximum aggregate number of shares of Common Stock that may be made subject to Stock Options from 900,000 shares to 1,700,000 shares.

This Plan shall terminate upon the earliest of (i) ten (10) years after the Plan Effective Date or (ii) the termination of all outstanding Awards in connection with a Change in Control. Upon such plan termination, all outstanding Awards shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such Awards.


                                   ARTICLE XIX
                              AMENDMENT OF THE PLAN

                  A. The Plan Committee shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects, unless stockholder approval of such amendments or modifications is required under applicable law. No such amendment or modification shall adversely affect the rights and obligations with respect to Awards outstanding under the Plan at the time of such amendment or modification, unless the Participant consents to such amendment or modification.

                  B. Stock Options in excess of the number of shares of Common Stock then available for issuance may be granted under this Plan, provided any excess shares actually issued under this Plan shall be held in escrow until such further action, necessary to approve a sufficient increase in the number of shares available for issuance under the Plan, is taken. If such further action is not obtained within 12 months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding, and (ii) the Company shall promptly refund to the Optionees the exercise price paid for any excess shares issued under the Plan and held in escrow, together with interest for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding. If stockholder approval of a sufficient increase in the number of shares subject to the Plan does not occur within 12 months of the grant of any Stock Option intended to be an Statutory Stock Option which is granted pursuant to this Article XIX.B, such Stock Option shall be deemed to be a Non-Statutory Option.

                                   ARTICLE XX
                              REGULATORY APPROVALS

                  The implementation of the Plan, the granting of any Award under the Plan and the issuance of any shares of Common Stock under any Award shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards granted pursuant to the Plan and the shares of Common Stock issued pursuant to any Award under the Plan. No Stock Option shall be exercisable, no shares of Common Stock or other assets shall be issued or delivered under the Plan, and no transfer of any Non-Statutory Option shall be approved by the Committee, unless and until there shall have been compliance with (i) all applicable requirements of Federal and state securities laws, including the filing and effectiveness of a registration statement on Form S-8 under the Securities Act of 1933, as amended, covering the shares of Common Stock issuable under the Plan, and (ii) all applicable listing requirements of the Nasdaq SmallCap Market or the Nasdaq National Market, as applicable.


                                   ARTICLE XXI
                          NO EMPLOYMENT/SERVICE RIGHTS

                  Nothing in this Plan shall confer upon any Participant any right to continue in service for any period or specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's service at any time for any reason, with or without Cause.

PROXY                                                                     PROXY

                                  eSOFT, INC.

                        Special Meeting of Stockholders

                                December 4, 1998

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF eSOFT, INC. ("eSOFT").

         The undersigned hereby appoints Philip Becker and Thomas Tennessen, or either of them, as Proxies and authorizes them to represent and vote, as designated below, all the shares of Common Stock, par value $0.01 per share ("Common Stock"), of eSoft, Inc., which the undersigned is entitled to vote at the Special Meeting of Stockholders and at any postponements or adjournments thereof, with respect to the matters set forth below and described in the Proxy Statement, dated _, 1998. If no indication is made, this Proxy will be voted in favor of each of the proposals set forth in the Proxy Statement.

         1. A proposal to adopt an amendment to Article 4 of the Company's Certificate of Incorporation to authorize 5,000,000 shares of preferred stock, with certain terms and conditions of such preferred stock to be determined in the future by the board of directors.

        FOR                 AGAINST                    ABSTAIN
           ----------------        -------------------         ----------------

         2. A proposal to adopt an amendment to Article 7 of the Company's Certificate of Incorporation and Article II of the Company's Bylaws to prevent stockholders from taking action by written consent in lieu of a vote at a stockholders' meeting.

        FOR                 AGAINST                    ABSTAIN
           ----------------        -------------------         ----------------

         3. A proposal to adopt an amendment to Article 11 of the Company's Certificate of Incorporation and Article X of the Company's Bylaws to provide that the Bylaws may only be amended by the stockholders upon the vote of at least two-thirds of the Company's outstanding voting stock.

        FOR                 AGAINST                    ABSTAIN
           ----------------        -------------------         ----------------

         4. A proposal to adopt an amendment to Article II of the Company's Bylaws to eliminate the right of stockholders to call a special meeting of stockholders.

        FOR                 AGAINST                    ABSTAIN
           ----------------        -------------------         ----------------

         5. A proposal to adopt an amendment to Article III of the Company's Bylaws to institute a classified board of directors with staggered terms.

        FOR                 AGAINST                    ABSTAIN
           ----------------        -------------------         ----------------

         6. A proposal to approve certain amendments to the Company's 1998 Stock Option Plan.

        FOR                 AGAINST                    ABSTAIN
           ----------------        -------------------         ----------------

         7. A proposal to approve the private placement and issuance of the shares subscribed by Philip Becker dated March 14, 1998 as required by the Vancouver Stock Exchange.

        FOR                 AGAINST                    ABSTAIN
           ----------------        -------------------         ----------------

         8. To approve such other matters as may properly be presented at the Special Meeting or any postponement or adjournment thereof.


        FOR                 AGAINST                    ABSTAIN
           ----------------        -------------------         ----------------

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no indication is made, this Proxy will be voted FOR the each of the proposals.



                                    Date: _______________ , 1998




                                    -------------------------------------------
                                    Signature



                                    -------------------------------------------
                                    Signature if held jointly



                                    Please sign exactly as name appears hereon.
                                    When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person.



                 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY

                 USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.



PROXY                                                                    PROXY